UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2011

WORLD SURVEILLANCE GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32509	88-0292161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

State Road 405, Building M6-306A, Room 1400, Kennedy Space Center, FL 32815
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (321) 452-3545

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

World Surveillance Group Inc. (the “Company”) previously reported the completed acquisition (the “Acquisition”) of Global Telesat Corp. (“GTC”) in accordance with the terms of a Stock Purchase Agreement by and among the Company, GTC, Growth Enterprise Fund, S.A. and David Phipps pursuant to which the Company acquired 100% of the outstanding shares of capital stock of GTC on its Current Report on Form 8-K filed on May 31, 2011 (the “Initial 8-K”).  This Amendment No. 1 to Current Report on Form 8-K/A (this “Form 8-K/A”) amends the Initial 8-K to include the financial statements and pro forma financial information required to be filed in connection with the Acquisition pursuant to Item 9.01 (a) and (b) of Form 8-K.  The information previously reported under Item 2.01 in the Initial 8-K is hereby incorporated by reference into this Form 8-K/A.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

The following historical audited financial statements of Global Telesat Corp. are filed as Exhibit 99.1 hereto:

•	Independent Auditors’ Report

•	Balance Sheets as of December 31, 2010 and 2009

•	Statements of Operations for the years ended December 31, 2010 and 2009

•	Statements of Changes in Stockholders’ Equity (Deficit) for the years ended December 31, 2010 and 2009

•	Statements of Cash Flows for the years ended December 31, 2010 and 2009

•	Notes to Financial Statements

The following historical unaudited financial statements of Global Telesat Corp. are filed as Exhibit 99.2 hereto:

•	Condensed Balance Sheets as of March 31, 2011 and 2010

•	Condensed Statements of Operations for the quarterly periods ended March 31, 2011 and 2010

•	Condensed Statement of Changes in Stockholders’ Equity (Deficit) for the quarterly period ended March 31, 2011

•	Condensed Statements of Cash Flows for the quarterly periods ended March 31, 2011 and 2010

•	Notes to Condensed Financial Statements

(b) Pro Forma Financial Information.

The following unaudited pro forma financial statements, including the notes thereto, of World Surveillance Group Inc. are filed as Exhibit 99.3 hereto:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2011

•	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three month period ended March 31, 2011 and for the year ended December 31, 2010

•	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(d) Exhibits.  The following exhibits are filed with this Report:

Exhibit Number	Description

23.1	Consent of Rosen Seymour Shapss Martin & Company LLP

99.1	Audited financial statements of Global Telesat Corp. as of and for the two years ended December 31, 2011

99.2	Unaudited financial statements of Global Telesat Corp. as of March 31, 2011 and for the three months ended March 31, 2011 and 2010

99.3	Unaudited pro forma financial statements of Registrant as of March 31, 2011, for the three months ended March 31, 2011 and for the year ended December 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Surveillance Group Inc.
(Registrant)

Date: August 8, 2011	/s/ Glenn D. Estrella
By: Glenn D. Estrella
Title: President and Chief Executive Officer